UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549


FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2006 (September 14, 2006)

NATCO INTERNATIONAL INC.
(Exact name of registrant as specified in charter)

       Delaware                333-91190               48-1099142
   (State or other       (Commission File No.)       (IRS Employee
    Jurisdiction of                              Identification No.)
   Incorporation or
    organization)

#200, 13018 - 80 Avenue
Surrey, BC, Canada V3W 3B2
(Address of Principal Executive Offices)

(604) 507-6657
(Issuer Telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Natco International Inc. hereby amends its Current Report on Form 8-K (the "Original Form 8-K"), which was filed with the Securities and Exchange Commission on December 5, 2006, to clarify and supplement information that was disclosed at the time of filing the Original Form 8-K.

Item 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
(a) On September 14, 2006, Staley Okada & Partners ("Staley") resigned as registrant's independent certified public accountants effective as of September 14, 2006. Staley had merged into PricewaterhouseCoopers LLP. . The decision was approved by the Board of Directors of the Registrant. Staley's reports on our financial statements for the fiscal years ended March 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion; however, Staley's reports for the years ended March 31, 2006 and 2005 contained an explanatory paragraph due to uncertainty regarding our ability to continue as a going concern. During the Registrant's fiscal years ended March 31, 2006 and 2005 and the subsequent interim period preceding the resignation, there were no disagreements with Staley on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Staley, would have caused Staley to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.
The Registrant provided Staley with a copy of this disclosure and requested that Staley furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Staley's letter of December 19, 2006, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

        (b) On November 16, 2006, Moore and Associates ("Moore") was engaged as the Registrant's new independent certified accountants. During the two most recent fiscal years and the interim period preceding the engagement of Moore, the Registrant has not consulted with Moore regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

Item 9.01 Financial Statements and Exhibits.

Exhibit 16.1 Letter to SEC from Staley Okada & Partners dated December
19, 2006.





SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Natco International Inc.
                                                 (Registrant)


 Date: December 19, 2006

                                          By: /s/ Raj-Mohinder S. Gurm
                                  Name: Raj-Mohinder S. Gurm
                                       Title: Chief Executive Officer
                                                 and CFO